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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 16, 2002
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                        Generex Biotechnology Corporation
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             (Exact name of registrant as specified in its charter)





           Delaware                     000-25169              98-0178636
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      (State or other                  (Commission           (IRS Employer
jurisdiction of Incorporation)         File Number)        Identification No.)




      33 Harbour Square, Suite 202, Toronto, Ontario Canada     M5J 2G2
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            (Address of principal executive offices)          (Zip Code)



     Registrant's telephone number, including area code      416/364-2551




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          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

On January 16, 2002, Generex Biotechnology Corporation (the "Company") announced that it successfully completed a proof of concept, Phase I clinical study of morphine delivery using the Company's proprietary buccal delivery technology. The study indicates that the bioavailability of buccal morphine is comparable to intra-muscular injection and significantly superior to immediate release oral morphine tablets. In addition, the study indicates that buccally-delivered morphine provides significantly faster onset of action than immediate release oral morphine tablets.

The Company also announced that in light of the results of the study, the Company and Elan Corporation, plc have expanded their business venture to include buccal morphine for the management of pain and have designated buccal morphine as the initial product for development under Generex (Bermuda) Ltd.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        GENEREX BIOTECHNOLOGY CORPORATION


Dated:  January 23, 2002                   By: /s/ E. Mark Perri
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                                               E. Mark Perri, Chairman and CFO